Exhibit 99.1

Selected Financial and Operational Data for the

2012 and 2011 Quarterly Periods

RigNet, Inc. (the “Company”), a leading global provider of remote communication services to the oil and gas industry, presents the following financial and operational data for the 2012 and 2011 quarterly periods, recast based on the Company’s current reportable segments.

As part of RigNet’s continuous review of its business and in connection with the acquisition of Nessco Group Holdings Ltd. (Nessco) in July 2012, the Company evaluated its current core assets and operations, and organized them into three segments based on geographic location. Accordingly, RigNet now considers its business to consist of three reportable segments:

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Americas. The Americas segment provides remote communications services for offshore and onshore drilling rigs and production facilities, as well as, energy support vessels and other remote sites. The Americas segment services are performed out of the Company’s United States and Brazil based offices for onshore and offshore customers and rig sites located on the western side of the Atlantic Ocean primarily in the United States, Mexico and Brazil, and within the Gulf of Mexico.

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Europe/Africa. The Europe/Africa segment provides remote communications services for offshore drilling rigs, production facilities, energy support vessels and other remote sites, as well as, systems integration projects. The Europe/Africa segment services are performed out of the Company’s Norway and United Kingdom based offices for customers and rig sites located on the eastern side of the Atlantic Ocean primarily off the coasts of the United Kingdom, Norway and West Africa.

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Middle East/Asia Pacific (MEAP). The MEAP segment provides remote communications services for onshore and offshore drilling rigs, production facilities, energy support vessels and other remote sites. The MEAP segment services are primarily performed out of the Company’s Qatar and Singapore based offices for customers and rig sites located on the eastern side of the Atlantic Ocean primarily around the Indian Ocean in Qatar, Saudi Arabia and India, around the Pacific Ocean near Australia, and within the South China Sea.

Corporate and Eliminations primarily represents unallocated corporate office activities, interest expenses, income taxes and eliminations.

Segment information has been prepared consistent with the components of the enterprise for which separate financial information is available and regularly evaluated by the chief operating decision-maker for the purpose of allocating resources and assessing performance. Selected segment information for the quarterly periods of 2012 and 2011 is presented below. Prior period information has been recast to conform to the current segment presentation.

Selected Financial Data

	Three Months Ended			Nine Months Ended September 30, 2012
	March 31,	June 30,	September 30,
	2012	2012	2012
		(in thousands)
Americas:
Revenue	$11,843	$12,169	$13,053	$37,065
Cost of revenue	5,654	5,593	5,765	17,012

Gross Profit (non-GAAP measure)	6,189	6,576	7,288	20,053

Gross Profit margin	52.3%	54.0%	55.8%	54.1%
Depreciation and amortization	1,880	1,747	1,909	5,536
Selling, general and administrative	1,639	2,087	2,012	5,738

Operating income	$2,670	$2,742	$3,367	$8,779

Adjusted EBITDA (non-GAAP measure)	$4,695	$4,398	$5,235	$14,328

Adjusted EBITDA margin	39.6%	36.1%	40.1%	38.7%

Europe/Africa (1) :
Revenue	$9,513	$9,807	$21,972	$41,292
Cost of revenue	3,773	4,560	13,536	21,869

Gross Profit (non-GAAP measure)	5,740	5,247	8,436	19,423

Gross Profit margin	60.3%	53.5%	38.4%	47.0%
Depreciation and amortization	741	752	1,774	3,267
Selling, general and administrative	872	1,321	2,655	4,848

Operating income	$4,127	$3,174	$4,007	$11,308

Adjusted EBITDA (non-GAAP measure)	$4,705	$4,620	$5,013	$14,338

Adjusted EBITDA margin	49.5%	47.1%	22.8%	34.7%

Middle East/Asia Pacific:
Revenue	$9,854	$11,264	$12,914	$34,032
Cost of revenue	3,821	4,109	4,512	12,442

Gross Profit (non-GAAP measure)	6,033	7,155	8,402	21,590

Gross Profit margin	61.2%	63.5%	65.1%	63.4%
Depreciation and amortization	1,302	1,312	1,153	3,767
Selling, general and administrative	950	1,047	1,088	3,085

Operating income	$3,781	$4,796	$6,161	$14,738

Adjusted EBITDA (non-GAAP measure)	$5,004	$6,172	$7,232	$18,408

Adjusted EBITDA margin	50.8%	54.8%	56.0%	54.1%

Corporate and Eliminations:
Revenue	$—	$—	$—	$—
Cost of revenue	933	900	1,037	2,870

Gross Profit (non-GAAP measure)	(933)	(900)	(1,037)	(2,870)

Depreciation and amortization	5	(5)	1	1
Selling, general and administrative	4,742	5,134	5,564	15,440

Operating income	$(5,680)	$(6,029)	$(6,602)	$(18,311)

Adjusted EBITDA (non-GAAP measure)	$(5,121)	$(5,100)	$(5,088)	$(15,309)

Consolidated RigNet:
Revenue	$31,210	$33,240	$47,939	$112,389
Cost of revenue	14,181	15,162	24,850	54,193

Gross Profit (non-GAAP measure)	17,029	18,078	23,089	58,196

Gross Profit margin	54.6%	54.4%	48.2%	51.8%
Depreciation and amortization	3,928	3,806	4,837	12,571
Selling, general and administrative	8,203	9,589	11,319	29,111

Operating income	$4,898	$4,683	$6,933	$16,514

Adjusted EBITDA (non-GAAP measure)	$9,283	$10,090	$12,392	$31,765

Adjusted EBITDA margin	29.7%	30.4%	25.8%	28.3%

(1)	Includes acquired Nessco operations beginning July 5, 2012

	Three Months Ended				Twelve Months Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	(in thousands)
Americas:
Revenue	$9,350	$9,691	$11,124	$11,352	$41,517
Cost of revenue	4,858	4,682	5,553	5,391	20,484

Gross Profit (non-GAAP measure)	4,492	5,009	5,571	5,961	21,033

Gross Profit margin	48.0%	51.7%	50.1%	52.5%	50.7%
Depreciation and amortization	1,565	1,601	1,767	1,810	6,743
Selling, general and administrative	1,466	1,519	1,825	3,084	7,894

Operating income	$1,461	$1,889	$1,979	$1,067	$6,396

Adjusted EBITDA (non-GAAP measure)	$3,041	$3,520	$3,720	$2,924	$13,205

Adjusted EBITDA margin	32.5%	36.3%	33.4%	25.8%	31.8%

Europe/Africa:
Revenue	$7,805	$8,337	$8,871	$9,358	$34,371
Cost of revenue	2,813	3,069	3,439	3,847	13,168

Gross Profit (non-GAAP measure)	4,992	5,268	5,432	5,511	21,203

Gross Profit margin	64.0%	63.2%	61.2%	58.9%	61.7%
Depreciation and amortization	750	788	770	744	3,052
Selling, general and administrative	1,324	1,193	1,256	1,639	5,412

Operating income	$2,918	$3,287	$3,406	$3,128	$12,739

Adjusted EBITDA (non-GAAP measure)	$3,593	$4,083	$4,502	$4,069	$16,247

Adjusted EBITDA margin	46.0%	49.0%	50.7%	43.5%	47.3%

Middle East/Asia Pacific:
Revenue	$7,312	$8,166	$8,985	$9,321	$33,784
Cost of revenue	2,864	3,133	3,059	3,279	12,335

Gross Profit (non-GAAP measure)	4,448	5,033	5,926	6,042	21,449

Gross Profit margin	60.8%	61.6%	66.0%	64.8%	63.5%
Depreciation and amortization	1,252	1,262	1,226	1,228	4,968
Selling, general and administrative	704	947	867	1,040	3,558

Operating income	$2,492	$2,824	$3,833	$3,774	$12,923

Adjusted EBITDA (non-GAAP measure)	$3,721	$4,070	$5,100	$4,976	$17,867

Adjusted EBITDA margin	50.9%	49.8%	56.8%	53.4%	52.9%

Corporate and Eliminations:
Revenue	$—	$3	$(75)	$(245)	$(317)
Cost of revenue	638	515	913	592	2,658

Gross Profit (non-GAAP measure)	(638)	(512)	(988)	(837)	(2,975)

Depreciation and amortization	(55)	(51)	(46)	(27)	(179)
Selling, general and administrative	3,234	3,166	3,193	2,779	12,372

Operating loss	$(3,817)	$(3,627)	$(4,135)	$(3,589)	$(15,168)

Adjusted EBITDA (non-GAAP measure)	$(3,760)	$(3,384)	$(3,874)	$(2,845)	$(13,863)

Consolidated RigNet:
Revenue	$24,467	$26,197	$28,905	$29,786	$109,355
Cost of revenue	11,173	11,399	12,964	13,109	48,645

Gross Profit (non-GAAP measure)	13,294	14,798	15,941	16,677	60,710

Gross Profit margin	54.3%	56.5%	55.1%	56.0%	55.5%
Depreciation and amortization	3,512	3,600	3,717	3,755	14,584
Selling, general and administrative	6,728	6,825	7,141	8,542	29,236

Operating income	$3,054	$4,373	$5,083	$4,380	$16,890

Adjusted EBITDA (non-GAAP measure)	$6,595	$8,289	$9,448	$9,124	$33,456

Adjusted EBITDA margin	27.0%	31.6%	32.7%	30.6%	30.6%

Selected Operational Data

	1st Quarter 2011	2nd Quarter 2011	3rd Quarter 2011	4th Quarter 2011	1st Quarter 2012	2nd Quarter 2012	3rd Quarter 2012 (3)
Total RigNet:
Offshore drilling rigs (1)	223	219	217	228	233	234	233
U.S. onshore drilling rigs	323	331	330	338	323	308	302
Other sites (2)	372	404	444	488	493	515	550

Total	918	954	991	1,054	1,049	1,057	1,085

(1)	Includes jack up, semi-submersible and drillship rigs
(2)	Includes production facilities, energy support vessels, international land rigs, completion sites, man-camps, remote offices and supply bases
(3)	Excludes Nessco, which is immaterial

Non-GAAP Financial Measures

This exhibit contains the following non-GAAP measures: Gross Profit and Adjusted EBITDA. Gross Profit and Adjusted EBITDA are financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. We refer you to the Company’s most recent 10-K filing for the year ended December 31, 2011 for a more detailed discussion of the uses and limitations of our non-GAAP financial measures.

We define Gross Profit as revenue less cost of revenue. This measure is used to evaluate operating margins and the effectiveness of cost management.

We define Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, (gain) loss on retirement of property and equipment, change in fair value of derivatives, stock-based compensation and IPO or merger/acquisition costs and related bonuses. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP.

About RigNet

RigNet (NASDAQ: RNET) is a leading global provider of managed communications, networks and collaborative applications dedicated to the oil and gas industry. RigNet provides solutions ranging from fully-managed voice and data networks to more advanced applications that include video conferencing and real-time data services to remote sites in over thirty countries on six continents, effectively spanning the drilling and production industry. RigNet is based in Houston, Texas. For more information, please visit www.rig.net. RigNet is a registered trademark of RigNet, Inc.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 – that is, statements related to the future, not past, events. Forward-looking statements are based on the current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to RigNet’s SEC filings. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

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